Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. August 2022 Aquestive Therapeutics Corporate Presentation

Advancing medicines. Solving problems. Improving lives. ® Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement of Libervant™, AQST-109, and other product candidates through the regulatory and development pipeline; and business strategies, market opportunities, and other statements that are not historical facts. These forward- looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-109 and our other drug candidates; risk of delays in FDA approval of our drug candidate Libervant, AQST-109, and our other drug candidates or failure to receive approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of loss of our’ orphan drug approval and failure to obtain resulting drug exclusivity for our products; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default thereof; short-term and long- term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters and associated costs; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2

Advancing medicines. Solving problems. Improving lives. Our Path Proven track record of success • Technology-based pharmaceutical company • 5 FDA-approved products • 10+ years of product sales • 200+ patents worldwide 3 Near-term pipeline catalysts • AQST-109 Epinephrine Sublingual Film ‒ First and only orally delivered epinephrine product candidate ‒ Median time to peak concentration (Tmax) of 12 minutes at target 4-minute hold time*, compared to 50 minutes for 0.3mg Intramuscular Injection (IM) ‒ Expect End-of-Phase 2 meeting with FDA to occur in 4Q22 and to commence pivotal PK study shortly thereafter • LibervantTM Buccal Film (diazepam) † ‒ PDUFA date of December 23, 2021 ‒ Ready to launch if granted US market access Multiple cash-generating opportunities • Continuous quarterly growth in commercial sales of Sympazan® Oral Film (clobazam) • Cash flow positive manufacturing business • Business performance and capital options support commercial operations, potential Libervant launch, and pipeline development *Hold time is holding the film under the tongue and limiting swallowing for different periods of time. †LibervantTM Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance. © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. PharmFilm® Technology – Where You Need It, When You Need It™ 4

Advancing medicines. Solving problems. Improving lives. Our Team Daniel Barber President, CEO and Director Peter Boyd SVP, Business Process & Information Technology Lori J. Braender General Counsel and Chief Compliance Officer Ken Marshall Chief Commercial Officer Mark Schobel Chief Innovation & Technology Officer Gary H. Slatko, MD Chief Medical Officer Ernie Toth Chief Financial Officer Theresa Wood SVP, Human Resources 5

Advancing medicines. Solving problems. Improving lives. Our Products AQST-108 Sublingual Film (Epinephrine) (Alternative Indications) AQST-109 Sublingual Film (Epinephrine) (Anaphylaxis) Proprietary growth drivers Preclinical Clinical Filed Marketed FDA Approved 2010 Suboxone® Sublingual Film (Buprenorphine/Naloxone) (Opioid Dependence) Licensed commercial products Preclinical Clinical Filed Marketed Exservan™ Oral Film (Riluzole) (Amyotrophic Lateral Sclerosis/ALS) Kynmobi® Sublingual Film (Apomorphine HCI) (OFF Episodes of Parkinson’s) FDA Approved 2020 Zuplenz® Oral Film (Ondansetron) (Antiemetic) FDA Approved 2010 6 AzstarysTM (serdexmethylphenidate and dexmethylphenidate) (Attention-Deficit Hyperactivity Disorder/ADHD) FDA Approved 2021 EMA and TGA Approved FDA Approved 2019 ANVISA Approved FDA Approved 2018 SYMPAZAN® Oral Film (Clobazam) (Lennox-Gastaut syndrome) LIBERVANT™ Buccal Film (Diazepam) (Refractory Seizures) Filed PDUFA 12/23/21

Advancing medicines. Solving problems. Improving lives. AQST-109: Reimagining How to Treat Anaphylaxis 7

Advancing medicines. Solving problems. Improving lives. Anaphylaxis: A Serious Systemic Hypersensitivity Reaction That is Usually Rapid in Onset And May Be Fatal1 As many as 49 million people in the United States are at chronic risk for acute anaphylactic episodes2 Lifetime prevalence may be higher than 5%3 Chronic allergies cost the United States healthcare system more than $18 billion annually2 52% of patients in a nationwide patient survey who had previously experienced anaphylaxis had never received an epinephrine auto-injector prescription3 60% of respondents in same patient survey did not have an epinephrine auto-injector currently available3 8 References: 1. Turner PJ, et al. World Allergy Org J. 2019;12100066 2. Fromer L. Am J Med. 2016; doi:10.1016/j.amjmed.2016.07.018 3. Wood RA, et al. J Allergy Clin Immunol. 2014;133:461-467.

Advancing medicines. Solving problems. Improving lives. Epinephrine Auto-injectors, The Current Standard of Care, Are Challenging Patients and caregivers using epinephrine auto-injectors often experience fear, anxiety, and needle phobia1,2 – Needle fear has been reported in 68% of children aged 6 to 8 years and 65% in children aged 9 to 12 years3 – Fear acquired in childhood appears to persist into adulthood4 – Additionally, some patients (or their caregivers) may be unable to properly inject the medication5 Severe outcomes and fatalities have been correlated with delayed administration of epinephrine6,7 Late administration of epinephrine has been linked to greater risk of a biphasic reaction, which is a recurrence of anaphylaxis following treatment for the condition8 9 References: 1. Chad L, et al. Eur J Allergy Clin Immunol. 2013;68:1605-1609. 2. Orenius T, et al. SAGE Open Nursing. 2018;4:1-8. doi:10.1177/2377960818759442 3. Taddio A, et al. Vaccine. 2012;30:4807-4812. doi:10.1016/j.vaccine.2012.05.011 4. Baxter AL, et al. J Allergy Clin Immunol. 2017;139(2)(suppl AB147):469. doi:10.1016/j.jaci.2016.12.482. 5. Prince BT, et al. J Asthma Allergy. 2018;11:143-151. 6. Song TT, et al. Curr Opin Allergy Clin Immunol. 2015;15:323-328. doi:10.1097/ACI.0000000000000185 7. Dudley LS, et al. West J Emerg Med. 2015;16(3):385-387. doi:10.5811/westjem.2015.25337 8. Cardona V, et al. World Allergy Org J. 2020;13:13100472.

Advancing medicines. Solving problems. Improving lives. AQST-109: Potential to Solve These Issues AQST-109 is the first and only orally delivered epinephrine product candidate for the treatment of allergic reactions (type 1), including anaphylaxis, that would allow patients and their providers to: 10 Quickly deliver epinephrine to control emerging symptoms and prevent progression Alleviate the fears associated with auto-injectors and self-injection, including needle phobia1 Prevent improper administration or suboptimal dosing, including associated adverse events such as injection site necrosis and/or infections2 Reduce the likelihood of noncompliance or delayed dosing because the sublingual film is small, portable, and can be administered quickly and easily3 References: 1. Mcleon & Rogers M. J Adv Nurs. 2019;75(1):30-42. 2. Libermann P. Ann Allergy Asthma Immunol. 2005 Sep;95(3)217-26 3. Fast Track Designation Request. Aquestive Therapeutics, Inc. 2021.

Advancing medicines. Solving problems. Improving lives. AQST-109: Pharmacokinetic (PK) Values Comparable to Existing Epinephrine Auto-injectors in Part 2 of EPIPHAST Trial 11 • Favorable time to maximum concentration (Tmax) • Partial area under the curve (AUC) out to 30 minutes Description† AQST-109 12 mg, Part 2 Epinephrine IM 0.3 mg, Part 2 No. Subjects/No. of doses 24/48 24/48 Cmax (pg/mL) (ISCCV%) 274 (96%) 350 (48%) AUC 0-t (hr•pg/mL) 362 538 AUC 0-30 min (hr*pg/mL) 56.7 47.5 Tmax (min) 15 50 Tmax range (min) 8-120 12-120 †Represent data from topline results. Geometric means presented for Cmax and AUC 0-t, median Tmax. “ “ Time (h) Ep in ep hr in e C on ce nt ra tio n (p g/ m L) Mean Baseline Adjusted Epinephrine Concentration Over Time by Treatment, 0-2 hours* *Represents data from topline results. Figure derived from arithmetic means. • Maximum plasma concentration (Cmax) and overall variability (CV%) continued to improve versus Part 1 of EPIPHAST Trial

Advancing medicines. Solving problems. Improving lives. AQST-109: Pharmacodynamic (PD) Values Compared Favorably to Epinephrine Auto-injectors in Part 2 of EPIPHAST Trial 12 “ “ • Administration of epinephrine is known to cause an increase in systolic blood pressure over time • Quantifying the increase in systolic blood pressure after administration of epinephrine is an important measure in assessing the effectiveness of a delivery system • AQST-109 demonstrated strong and predictable PD values across all measured parameters (systolic and diastolic blood pressure and heart rate) Mean Change From Baseline Systolic Blood Pressure Over Time Time (h) D iff er en ce in s ys to lic b lo od p re ss ur e (m m H g)

Advancing medicines. Solving problems. Improving lives. AQST-109: Rapid Absorption With Favorable PK Per Initial Data From Part 3 of EPIPHAST Trial 13 • Tmax of 12 minutes at target 4-minute hold time, compared to 50 minutes for 0.3mg Intramuscular Injection (IM) • AUC within clinically relevant periods of 10, 20 & 30 minutes at target 4-minute hold time compared to 0.3mg IM • Median time to reach 100 pg/mL (suggested as threshold for onset of hemodynamic effects) was 8 minutes at target 4-minute hold time and 10 minutes for 0.3mg IM Study Results AQST-109 12mg 4-minute hold time (Target) (N=22 doses) AQST-109 12mg 2-minute hold time (N=23 doses) AQST-109 12mg 0-minute hold time (N=21 doses) AQST-109 12 mg (from Part 2) (N=48 doses) Epinephrine IM Injection 0.3 mg (from Part 2) (N=48 doses) Geometric Cmax (pg/mL) 350.4 303.9 211.2 274.3 350.6 AUC 0-10 minutes (hr*pg/mL) 12.8 9.5 9.4 7.9 9.4 AUC 0-20 minutes (hr*pg/mL) 51.2 45.7 30.9 33.1 23.0 AUC 0-30 minutes (hr*pg/mL) 79.1 75.1 49.8 56.7 47.5 Median Tmax (minutes) 12 15 15 15 50 Mean Baseline Adjusted Epinephrine Concentration over 0-2h by Treatment, Part 3 Time (h) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 Ba se lin e Ad jus te d Ep i C on c ( pg /m /L ) 0 100 200 300 400 500 600 AQST-109 4-min hold AQST-109 2-min hold AQST-109 0-min hold

Advancing medicines. Solving problems. Improving lives. AQST-109: Rapid Absorption With Comparable PK After Consuming Peanut Butter From Part 3 of EPIPHAST Trial • Study results for the sublingual administration of AQST-109 epinephrine sublingual film after consuming a peanut butter sandwich demonstrate consistent performance o Consistent Tmax of 12 minutes o Comparable Cmax o Consistent partial AUC’s Mean Baseline Adjusted Epinephrine Concentration over Time by Treatment, DESF-AX-1-1 Part 3 B as el in e Ad ju st ed C on ce nt ra tio n (p g/ m L) Time (h) 14

Advancing medicines. Solving problems. Improving lives. AQST-109: De-Risking Potential Administration Errors From Part 3 of EPIPHAST Trial Findings • Even if film is swallowed immediately with water, substantial epinephrine absorption and exposure still occurs o Comparable Cmax and overall AUC o Tmax of 25 minutes compares favorably to 50 minutes for 0.3 mg IM • This finding has the potential of lowering the risks associated with patient non- compliance to administration instructions in a real-world setting Parameter 4-minute hold (N=22) Swallowed Film (N=20) Geometric Cmax(pg/mL) 350 313 AUC0-10min(hr*pg/mL) 12.8 2.4 AUC0-20min(hr*pg/mL) 51.2 28.1 AUC0-30min(hr*pg/mL) 79.1 73.2 AUC0-t(hr*pg/mL) 411.5 481.0 Tmax(minutes) 12 25 15

Advancing medicines. Solving problems. Improving lives. 16 AQST-109: Development Steps FDA confirmed that the 505(b)2 approval path is acceptable for AQST-109 Aquestive opened its Investigational New Drug (IND) for AQST-109 after receiving FDA clearance in February 2022 Aquestive received Fast Track Designation for AQST-109 in March 2022 Three-part EPIPHAST study of AQST-109 completed in June 2022 – Final Formulation and dose identified – Favorable comparison to Reference Listed Drug (RLD) in replicate design crossover study – Demonstrated robust performance across a variety of real-world conditions of use Repeat dosing comparative study of AQST-109 and 0.3 mg epinephrine auto injector ongoing, to be completed during Q3 2022 Expect an End-of-Phase 2 meeting with the FDA to occur in the fourth quarter of 2022 and commencing the pivotal PK study of AQST-109 shortly thereafter

Advancing medicines. Solving problems. Improving lives. Solving Problems in EPILEPSY 17

Advancing medicines. Solving problems. Improving lives. • Commercialized for Lennox-Gastaut syndrome (LGS), a rare, severe form of epilepsy characterized by multiple manifestations of cognitive impairment and developmental delays1 Solving Problems in EPILEPSY: 18 ≈700K prescriptions annually3 have seizures related to 50K of nearly 3.4MM patients with epilepsy LGS2 30%-40% of people with LGS have dysphagia4 • Under FDA review for management of refractory patients with epilepsy on stable regimens of AEDs who experience seizure clusters “ “≈85% of patients with refractory seizures will not interact with the historically available treatment5 ≈1.02M patients with epilepsy suffer from uncontrolled, refractory seizures6 visits caused by seizures annually7 >1M Emergency Department SYMPAZAN® Oral Film (clobazam) LIBERVANT™ Buccal Film (diazepam) References: 1. van Rijckevorsel. Treatment of Lennox-Gastaut syndrome: overview and recent findings Neuropsychiatr Dis Treat. 2008;4(6):1001-1019; 2. Kwan and Brodie. Early Identification of Refractory Epilepsy N Engl J Med. 2000;342(5):314-319. 3. Symphony Health 2020 data on file. 4. Ogawa K, Kanemoto K, Ishii Y, Koyama M, Sirasaka Y, Kawasaki J, Yamasaki. Long-term follow-up study of Lennox–Gastaut syndrome in patients with severe motor and intellectual disabilities: with special reference to the problem of dysphagia. Seizure. 2001; 10:197-202. 5. Triangle Insights Group. Synthesis of Epilepsy (ARS) Primary Research. 2017. Internal Aquestive report: unpublished. 6. 2017. Centers for Disease Control and Prevention, https://www.cdc.gov/media/releases/2017/p0810-epilepsy-prevalence.html. 7. Pallin DJ, Goldstein JN, Moussally JS, Pelletier AJ, Green AR, Camargo CA Jr. Seizure visits in US emergency departments: epidemiology and potential disparities in care. Int J Emerg Med. 2008;1(2):97-105.

Advancing medicines. Solving problems. Improving lives. 19 Continued Expansion of Epilepsy Franchise Sympazan Prescriptions by Quarter (2020 – 2022) - 500 1,000 1,500 2,000 2,500 3,000 2020-Q12020-Q22020-Q32020-Q42021-Q12021-Q22021-Q32021-Q42022-Q12022-Q2 TR X B Y Q U AR TE R TRx Count • Sympazan Trxs and the number of prescribers continue to grow • These prescribers manage a significant portion of refractory patients in the market and are the highest volume prescribers of rescue medicines • Exposing more prescribers to the PharmFilm® technology platform via Sympazan may accelerate the uptake of Libervant, if approved by the FDA for U.S. market access

Advancing medicines. Solving problems. Improving lives. LIBERVANT: NDA Resubmission Ready to LAUNCH • if granted U.S. market access 20 PDUFA Date • December 23, 2021 Ongoing interactions with the FDA “Thank you for your message and your patience as our Office actively works through the orphan-drug exclusivity issues…we are making progress and expect to respond in a reasonable timeframe.“ Quote from a communication from the Office of Orphan Product Development of the FDA -- July 2022

Advancing medicines. Solving problems. Improving lives. 21 Seizure Cluster Acute Rescue Market References: 1. Symphony Health, Metys®, Jan 2021–Dec 2021. - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2018 2019 2020 2021 2022 YTD 2022 EST An nu al T rx b y B ra nd Year ANNUAL TRX BY BRAND Nayzilam Valtoco Rectal gel Total A significant unmet need exists for additional delivery options, especially given the ongoing shortage of diazepam rectal gel, which represents a majority of the diazepam rescue market.1

Advancing medicines. Solving problems. Improving lives. Financial Summary (NASDAQ: AQST) 22 Capital • $8M registered direct offering closed on June 8, 2022 • Available shelf registration, ATM and Common Stock Purchase Agreement Full Year 2022 Guidance (as of August 2, 2022) • Total revenues of approximately $46 to $49 million • Non-GAAP adjusted gross margins of approximately 70% to 75% • Non-GAAP adjusted EBITDA loss of approximately $37 to $43 million

Advancing medicines. Solving problems. Improving lives. 2022 Inflection Points • Launch of LIBERVANT if approved by the FDA for U.S. market access • Continue to grow SYMPAZAN prescriptions • AQST-109 • Q2: Completed EPIPHAST study; initiated EPIPHAST II trial of repeat dosing comparative study AQST- 109 & 0.3 mg EpiPen® • Q3: Expect to complete EPIPHAST II trial • Q4: Expect an End-of-Phase 2 meeting with FDA to occur and commence pivotal PK study shortly thereafter • AQST-108 – Identify additional product opportunities • Continue strong business performance to generate cash • Appropriate use of ATM facility and Common Stock Purchase Agreement • Utilize shelf registration under favorable conditions 23 Continue the expansion of our epilepsy franchise Advance our novel epinephrine delivery platform Continue to strengthen the capital position of the Company

Advancing medicines. Solving problems. Improving lives. Thank You